Exhibit 99.1

January 12, 2016

U.S. Bank, N.A.

190 S. LaSalle Street, 7th Floor

Chicago, Illinois 60603

Re:	Discover Card Execution Note Trust, DiscoverSeries Notes
Designation of Required Subordinated Percentages

Ladies and Gentlemen:

Reference is hereby made to the Amended and Restated Indenture, dated December 22, 2015 (the “Master Indenture”), between Discover Card Execution Note Trust, as Note Issuance Trust (“DCENT”), and U.S. Bank National Association, as indenture trustee (the “Indenture Trustee”), as supplemented by the Second Amended and Restated Indenture Supplement for the DiscoverSeries Notes, dated December 22, 2015 (the “Indenture Supplement” and, together with the Master Indenture, the “Indenture”), between DCENT and the Indenture Trustee. This designation is delivered by DCENT pursuant to (i) each Terms Document listed on Schedule I hereto with respect to Class A Notes (the “Class A Terms Documents”), (ii) each Terms Document listed on Schedule II hereto with respect to Class B Notes (the “Class B Terms Documents”) and (iii) each Terms Documents listed on Schedule III hereto with respect to Class C Notes (the “Class C Terms Documents” and, together with the Class A Terms Documents and the Class B Terms Documents, the “Specified Terms Documents”). Capitalized terms used and not defined herein shall have the meanings given to them by the Indenture.

Pursuant to Section 2.02 of each Class A Terms Document, as of the date hereof, the undersigned hereby designates (i) the “Required Subordinated Percentage of Class B Notes” to be 6.96202532%, (ii) the “Required Subordinated Percentage of Class C Notes” to be 8.86075950% and (iii) the “Required Subordinated Percentage of Class D Notes” to be 10.75949368%.

Pursuant to Section 2.02 of each Class B Terms Document, as of the date hereof, the undersigned hereby designates (i) the “Required Subordinated Percentage of Class C Notes (Encumbered)” to be 127.27272728%, (ii) the “Required Subordinated Percentage of Class C Notes (Unencumbered)” to be 8.28402367%, (iii) the “Required Subordinated Percentage of Class D Notes (Encumbered)” to be 154.54545455% and (iv) the “Required Subordinated Percentage of Class D Notes (Unencumbered)” to be 10.05917160%.

Pursuant to Section 2.02 of each Class C Terms Document, as of the date hereof, the undersigned hereby designates the “Required Subordinated Percentage of Class D Notes (Unencumbered)” to be 9.28961749%.

All conditions precedent provided for in each Specified Terms Document relating to such reductions have been met as of the date hereof, including receipt of written confirmation from each applicable Note Rating Agency that such reductions will not result in a Ratings Effect for any Tranche of Outstanding DiscoverSeries Notes.

It is expressly understood and agreed that (i) this Designation of Required Subordinated Percentages is executed and delivered by the Owner Trustee not individually or personally but solely as Owner Trustee under the Trust Agreement, in the exercise of the powers and authority conferred and vested in it, (ii) each of the statements herein made on the part of the Issuer is made and intended not as a personal statement by the Owner Trustee but is made and intended for the purpose of binding only the Issuer, (iii) nothing herein contained will be construed as creating any liability on the Owner Trustee individually or personally, all such liability, if any, being expressly waived, (iv) the Owner Trustee has made no investigation as to the completeness or accuracy of any of the statements contained herein and (v) under no circumstances will the Owner Trustee be personally liable for the payment of any indebtedness or expenses of the Issuer or be liable for the breach or failure of any statement made by the Issuer under this Designation of Required Subordinated Percentages.

Very truly yours,

DISCOVER CARD EXECUTION NOTE TRUST

By: WILMINGTON TRUST COMPANY, not individually but solely as Owner Trustee

By:	/s/ Jennifer A. Luce
Name:	Jennifer A. Luce
Title:	Vice President

cc:

Fitch Ratings, Inc.

33 Whitehall Street

New York, NY 10004

Moody’s Investors Service, Inc.

7 World Trade Center

250 Greenwich Street

New York, New York 10007

Standard and Poor’s Ratings Services

55 Water Street

New York, New York 10041

Schedule I

Class A Terms Documents

1.	Class A(2007-1) Terms Document, dated as of October 4, 2007, between Discover Card Execution Note Trust and U.S. Bank National Association, as indenture trustee, as may be amended, restated or supplemented

2.	Class A(2008-C) Terms Document, dated as of August 28, 2008, between Discover Card Execution Note Trust and U.S. Bank National Association, as indenture trustee, as may be amended, restated or supplemented

3.	Class A(2010-B) Terms Document, dated as of May 20, 2010, between Discover Card Execution Note Trust and U.S. Bank National Association, as indenture trustee, as may be amended, restated or supplemented

4.	Class A(2010-C) Terms Document, dated as of May 27, 2010, between Discover Card Execution Note Trust and U.S. Bank National Association, as indenture trustee, as may be amended, restated or supplemented

5.	Class A(2010-D) Terms Document, dated as of November 23, 2010, between Discover Card Execution Note Trust and U.S. Bank National Association, as indenture trustee, as may be amended, restated or supplemented

6.	Class A(2010-E) Terms Document, dated as of December 21, 2010, between Discover Card Execution Note Trust and U.S. Bank National Association, as indenture trustee, as may be amended, restated or supplemented

7.	Class A(2011-A) Terms Document, dated as of January 28, 2011, between Discover Card Execution Note Trust and U.S. Bank National Association, as indenture trustee, as may be amended, restated or supplemented

8.	Class A(2011-B) Terms Document, dated as of February 11, 2011, between Discover Card Execution Note Trust and U.S. Bank National Association, as indenture trustee, as may be amended, restated or supplemented

9.	Class A(2011-4) Terms Document, dated as of November 22, 2011, between Discover Card Execution Note Trust and U.S. Bank National Association, as indenture trustee, as may be amended, restated or supplemented

10.	Class A(2012-A) Terms Document, dated as of March 29, 2012, between Discover Card Execution Note Trust and U.S. Bank National Association, as indenture trustee, as may be amended, restated or supplemented

11.	Class A(2012-4) Terms Document, dated as of June 13, 2012, between Discover Card Execution Note Trust and U.S. Bank National Association, as indenture trustee, as may be amended, restated or supplemented

12.	Class A(2012-6) Terms Document, dated as of August 7, 2012, between Discover Card Execution Note Trust and U.S. Bank National Association, as indenture trustee, as may be amended, restated or supplemented

13.	Class A(2013-1) Terms Document, dated as of February 13, 2013, between Discover Card Execution Note Trust and U.S. Bank National Association, as indenture trustee, as may be amended, restated or supplemented

14.	Class A(2013-2) Terms Document, dated as of February 13, 2013, between Discover Card Execution Note Trust and U.S. Bank National Association, as indenture trustee, as may be amended, restated or supplemented

15.	Class A(2013-3) Terms Document, dated as of May 7, 2013, between Discover Card Execution Note Trust and U.S. Bank National Association, as indenture trustee, as may be amended, restated or supplemented

16.	Class A(2013-4) Terms Document, dated as of July 23, 2013, between Discover Card Execution Note Trust and U.S. Bank National Association, as indenture trustee, as may be amended, restated or supplemented

17.	Class A(2013-5) Terms Document, dated as of October 29, 2013, between Discover Card Execution Note Trust and U.S. Bank National Association, as indenture trustee, as may be amended, restated or supplemented

18.	Class A(2013-6) Terms Document, dated as of October 29, 2013, between Discover Card Execution Note Trust and U.S. Bank National Association, as indenture trustee, as may be amended, restated or supplemented

19.	Class A(2014-1) Terms Document, dated as of January 27, 2014, between Discover Card Execution Note Trust and U.S. Bank National Association, as indenture trustee, as may be amended, restated or supplemented

20.	Class A(2014-2) Terms Document, dated as of March 11, 2014, between Discover Card Execution Note Trust and U.S. Bank National Association, as indenture trustee, as may be amended, restated or supplemented

21.	Class A(2014-3) Terms Document, dated as of May 5, 2014, between Discover Card Execution Note Trust and U.S. Bank National Association, as indenture trustee, as may be amended, restated or supplemented

22.	Class A(2014-4) Terms Document, dated as of August 5, 2014, between Discover Card Execution Note Trust and U.S. Bank National Association, as indenture trustee, as may be amended, restated or supplemented

23.	Class A(2014-5) Terms Document, dated as of October 16, 2014, between Discover Card Execution Note Trust and U.S. Bank National Association, as indenture trustee, as may be amended, restated or supplemented

24.	Class A(2015-1) Terms Document, dated as of February 26, 2015, between Discover Card Execution Note Trust and U.S. Bank National Association, as indenture trustee, as may be amended, restated or supplemented

25.	Class A(2015-2) Terms Document, dated April 29, 2015, between Discover Card Execution Note Trust and U.S. Bank National Association, as indenture trustee, as may be amended, restated or supplemented

26.	Class A(2015-A) Terms Document, dated as of June 19, 2015, between Discover Card Execution Note Trust and U.S. Bank National Association, as indenture trustee, as may be amended, restated or supplemented

27.	Class A(2015-3) Terms Document, dated as of October 7, 2015, between Discover Card Execution Note Trust and U.S. Bank National Association, as indenture trustee, as may be amended, restated or supplemented

28.	Class A(2015-4) Terms Document, dated as of November 5, 2015, between Discover Card Execution Note Trust and U.S. Bank National Association, as indenture trustee, as may be amended, restated or supplemented

Schedule II

Class B Terms Documents

1.	Class B(2014-2) Terms Document, dated as of April 30, 2014, between Discover Card Execution Note Trust and U.S. Bank National Association, as indenture trustee, as may be amended, restated or supplemented

2.	Class B(2014-3) Terms Document, dated as of December 9, 2014, between Discover Card Execution Note Trust and U.S. Bank National Association, as indenture trustee, as may be amended, restated or supplemented

3.	Class B(2015-1) Terms Document, dated as of August 14, 2015, between Discover Card Execution Note Trust and U.S. Bank National Association, as indenture trustee, as may be amended, restated or supplemented

4.	Class B(2015-2) Terms Document, dated as of October 15, 2015, between Discover Card Execution Note Trust and U.S. Bank National Association, as indenture trustee, as may be amended, restated or supplemented

Schedule III

Class C Terms Documents

1.	Class C(2013-1) Terms Document, dated as of September 27, 2013, between Discover Card Execution Note Trust and U.S. Bank National Association, as indenture trustee, as may be amended, restated or supplemented

2.	Class C(2014-2) Terms Document, dated as of April 30, 2014, between Discover Card Execution Note Trust and U.S. Bank National Association, as indenture trustee, as may be amended, restated or supplemented

3.	Class C(2014-3) Terms Document, dated as of December 9, 2014, between Discover Card Execution Note Trust and U.S. Bank National Association, as indenture trustee, as may be amended, restated or supplemented

4.	Class C(2015-1) Terms Document, dated as of October 15, 2015, between Discover Card Execution Note Trust and U.S. Bank National Association, as indenture trustee, as may be amended, restated or supplemented